AMENDMENT NO.2 TO FORBEARANCE AGREEMENT

            This Amendment No. 2 (the "Second Amendment") dated as of March 4, 2004 to Forbearance Agreement (the "Forbearance Agreement") dated as of June November 27, 2002 by and between Gilman + Ciocia, Inc., a Delaware corporation, located at 11 Raymond Avenue, Poughkeepsie, New York 12603 (the "Borrower"), North Ridge Securities Corp. ("North Ridge"), Prime Capital Services, Inc. ("Prime"), the following guarantors: Prime Financial Services, Inc., North Shore Capital Management Corp. ("North Shore"), Asset & Financial Planning, Ltd., e1040.com, Inc, G + C Schlager & Associates Inc., G + C Mortgage Line Inc. (the "Corporate Guarantors"), Thomas Povinelli, James Ciocia and Michael Ryan (the "Individual Guarantors" and collectively, with the Corporate Guarantors, the "Guarantors" and individually, a "Guarantor") and Wachovia Bank, National Association, formerly known as First Union National Bank, having an office at 190 River Road, Summit, New Jersey 07901 (the "Bank").

                              W I T N E S S E T H:

            WHEREAS, the Bank, the Borrower, North Ridge, Prime and the Guarantors entered into a certain Revolving Credit and Term Loan Agreement dated as of December 27, 2001 ("Loan Agreement"), pursuant to which the Bank made available certain credit facilities described therein (the Loan Agreement, together with all of the security agreements, assignments and any other documents given by the Borrower, Prime and/or Guarantors in favor of the Bank, hereinafter the "Loan Documents");

            WHEREAS, the Bank extended a credit facility to the Borrower for working capital pursuant to a Revolving Credit Note dated as of December 27, 2001 in the original principal amount of $2,000,000. (the "Revolving Credit Note");

            WHEREAS, the Bank extended a term credit facility to the Borrower pursuant to a Term Loan Note dated as of December 27, 2001 in the original principal sum of $5,000,000. (the "Term Loan Note" and together with the Revolving Credit Note, the "Loan");

            WHEREAS, the Borrower was in default of certain financial covenants described in that certain Notice of Default and Demand for Payment dated September 19, 2002 from counsel to the Bank to Borrower, Prime and Guarantors;

            WHEREAS, as a result of such default, the obligations under the Loan were due and payable;

            WHEREAS, Borrower and Guarantors were unable to repay the Loan which was due and payable and requested the Bank forbear from enforcing its rights under the Loan Documents;

            WHEREAS, the Bank agreed to so forbear and as a result Borrower, Prime and the Guarantors entered into the Forbearance Agreement;

            WHEREAS, the Borrower informed the Bank that it would be unable to repay the Loan on the Maturity Date as set forth in the Forbearance Agreement and requested the Bank further forbear and extend the time of payment for the Loan and as a result Borrower, Prime, North Ridge and the Guarantors (with the exception of Thomas Povinelli) entered into an Amendment to Forbearance Agreement, dated as of June 18, 2003 (the "First Amendment");

            WHEREAS, by letter dated February 4, 2004, the Bank, inter alia, consented to the sale of stock owned by Borrower of North Shore and North Ridge to Daniel R. Levy and Joseph Clinard;

            WHEREAS, the Borrower has requested the Bank to further forbear from enforcing its rights under the Loan Documents and to further extend the time of payment for the Loan to and including July 1, 2005 (the "Extended Maturity Date") and the Bank has agreed to so forbear, absent its demand, under the terms and conditions set forth herein;

            WHEREAS, the Borrower has advised the Bank that it will comply with a repayment schedule to repay the Bank as set forth herein;

            WHEREAS, the Borrower has informed the Bank that Thomas Povinelli will not sign this Second Amendment.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to continue the existing loan facility and extend payment of the Loan, the Borrower and undersigned Guarantors hereby agree with the Bank as follows:

            Section 1. Confirmation of Amount Due. The Borrower, and the undersigned Guarantors represent and warrant that as of the date hereof they are legally, validly and enforceably indebted to the Bank under the Revolving Credit
Note in the principal amount of $1,500,000. and under the Term Loan Note in the principal amount of $2,280,269.53., both of which are due and payable without offset, claim, defense, counterclaim or right of recoupment.

            Section 2. Article Amendments.

      (a) Article II, B(i) of the Forbearance Agreement, as amended by the First Amendment, shall be deleted in its entirety and replaced with the following:

            "B. Repayment of Loan. The Borrower shall make payments to the Bank:

            (i) with respect to the Revolving Credit Note, absent demand, interest monthly as set forth below on the 10th day of each month until the Extended Maturity Date, plus principal payments in reduction of the Revolving Credit Note, in the principal amount of $31,250. on the 10th day of each month until the Extended Maturity Date and the remaining principal balance and any accrued interest on the Extended Maturity Date; and"

      (b) Article II, C of the Forbearance Agreement is deleted in its entirety and replaced with the following:

"C. Interest. The Loans shall continue to bear interest at the LIBOR Market Index Rate plus the Applicable Margin. For purposes of this Agreement, the term Applicable Margin is hereafter increased one and one-quarter percent (1.25%) so that the LMI Spread and the Eurodollar Spread is increased from 2.75% to 4.00%. Interest shall be charged on the Revolving Credit Note and on the Term Loan Note, from the date of this Agreement, at the new rate."

      (c) Article V, Section H of the Forbearance Agreement is deleted in its entirety and replaced with the following:

"H. The Borrower shall deliver to the Bank, (i) within forty-five (45) days of the end of Borrower's fiscal year end, a budget showing annual totals of revenue and expenses broken down by category on a monthly basis and (ii) the monthly focus reports within five (5) days of its submission to the NASD."

      (d) Article V, Section M of the Forbearance Agreement is deleted in its entirety.

      (e) Article V of the Forbearance Agreement is amended to add the following Section R:

"R. The Borrower shall deliver to the Bank no later than the 30th calendar day after each quarter, a written report (a "Litigation Report"), which shall include, as of the last Business Day of the preceding quarter, the following in form reasonably satisfactory to the Bank:

            (i) a detailed description of all lawsuits and arbitrations filed against the Borrower, Prime and the Corporate Guarantors during the preceding quarter, including the amounts demanded in such lawsuits and/or arbitrations;

            (ii) a detailed schedule as of the last day of each quarter of all amounts added to the Borrower's litigation accrual during each such quarter for lawsuits and/or arbitrations; and

            (iii) an annual forecast, on a rolling forward basis, of the
                  Borrower's cash flow projections."

      (f) Article V of the Forbearance Agreement is amended to add the following Section S:

"S. Section 5.03 (a) and (b) of the Loan Agreement are deleted in their entirety and replaced with the following:

            (a) As soon as available and in any event not later than the earlier of (x) the date required to be filed with the SEC, or (y) 90 days after the end of each fiscal year, a copy of the 10-K report of the Borrower and the Corporate Guarantors for each fiscal year, including a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries (including Prime) as of the end of such fiscal year and a consolidated and consolidating income statement and statement of cash flow of the Borrower and its Subsidiaries (including Prime) for such year, together with all supporting schedules and statements prepared in reasonable detail audited and certified by independent certified public accountants of recognized standing and acceptable to the Bank (the "Auditor"), and prepared in each case in accordance with Generally Accepted Accounting Principles. The Bank agrees that the audit contemplated by this paragraph will be on a consolidated and not on a stand-alone basis, except with respect to Prime (which shall be audited on a stand-alone basis);

            (b) As soon as available and in any event not later than the earlier of (x) the date required to be filed with the SEC, or (y) 45 days after the end of each fiscal quarter, a copy of the l0-Q report of the Borrower, each Broker/Dealer and each Corporate Guarantor, a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries (including Prime) as of the end of such quarter and a consolidated and consolidating income statement and statement of cash flow of the Borrower and its Subsidiaries (including Prime) for such quarter and the portion of the fiscal year through such date, together with all supporting schedules, setting forth in each case in comparative form the figures for the corresponding period or periods of the previous fiscal year, which statement shall be prepared in such detail all compiled by the Chief Financial Officer of the Borrower, the Broker/Dealers and the Corporate Guarantors or by the Auditor and certified by the Chief Financial Officer, and prepared in accordance with Generally Accepted Accounting Principles; provided, however, that the accuracy of such statements with respect to the fourth fiscal quarter of any fiscal year will be subject to the effect of any subsequent audit and related year end adjustments;"

            Section 3. Conditions Precedent to This Second Amendment. The effectiveness of this Second Amendment shall be expressly subject to receipt by the Bank of the following items:

      (a) a fully executed Second Amendment;

      (b) a resolution of Borrower authorizing this Second Amendment, satisfactory in form and substance to the Bank;

      (c) payment of all fees and expenses of counsel to the Bank incurred since the execution of the Forbearance Agreement, including without limitation the fees and expenses incurred in connection with the negotiation and preparation of this Second Amendment; and

      (d) such other agreements and instruments as the Bank reasonably deems necessary to carry out the terms and provisions of this Second Amendment.

            Section 4. Representations True; No Default. The Borrower, Prime and the undersigned Guarantors hereby represent and warrant that:

      (a) Except as otherwise expressly disclosed to the Bank in writing by the Borrower, any and all of the representations and warranties contained in the Forbearance Agreement or any of the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date.

      (b) Except as otherwise expressly disclosed to the Bank in writing by the Borrower, no event has occurred and is continuing which constitutes a Default or an Event of Default under the Forbearance Agreement or under any of the other Loan Documents or which upon the giving of notice or the lapse of time or both would constitute such Default or Event of Default.

      (c) No material adverse change has occurred in the Borrower's financial status since the execution of the Forbearance Agreement;

      (d) There is no pending or threatened action or proceeding affecting the Borrower before any court, governmental agency or arbiter, which may materially affect the financial condition or operations or prospects of the Borrower or which purports to affect the legality, validity or enforceability of this Second Amendment, or the Forbearance Agreement, as amended by the First Amendment and this Second Amendment, or the Loan, except as described in Schedule I hereto.

      (e) No UCC liens have been filed against the Borrower or Prime since the execution of the First Amendment except as described in Schedule 2 hereto.

      (f) No judgments have been entered against either the Borrower or Prime except as described in Schedule 3 hereto.

            Section 5. Ratification. Except as expressly amended hereby, the Forbearance Agreement, First Amendment and the other Loan Documents shall remain in full force and effect. The Forbearance Agreement and First Amendment, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect. Borrower, Prime and the undersigned Guarantors hereby acknowledge and affirm: (i) the continuing validity of the Forbearance Agreement and First Amendment; (ii) all of the terms, conditions and obligations contained in the Forbearance Agreement and First Amendment are and shall remain in full force and effect, except as hereby amended; (iii) that the Forbearance Agreement is a legal, valid and binding obligation of Borrower, Prime and Guarantors, and the obligations and liabilities thereunder shall not be diminished by the execution of this Second Amendment or by any of the terms, provisions or conditions of this Second Amendment; (iv) all appropriate corporate authorizations have been obtained for this execution of this Second Amendment; and (v) that this Second Amendment is executed by Borrower as an inducement to the Bank to enter into this Second Amendment, and with the knowledge that the Bank shall rely on the statements made herein when executing this Second Amendment. The failure of Thomas Povinelli to execute this Second Amendment shall not, and is not intended to, in any way whatsoever release or discharge Thomas Povinelli from his obligations and liabilities to the Bank pursuant to that certain Joint and Several Guaranty of Payment dated as of December 27, 2001.

            Section 6. Definitions and References. Capitalized terms not otherwise defined in this Second Amendment and used herein and which are defined in the Loan Agreement or in the other Loan Documents shall have the meanings herein as therein ascribed to them. The term "Agreement" as used in the other Loan Documents or any other instrument, document or writing furnished to the Bank by Borrower shall mean the Loan Agreement as hereby amended.

            Section 7. Expenses; Additional Information. The Borrower shall pay to the Bank all reasonable and actual expenses incurred by the Bank since the execution of the Forbearance Agreement and in connection with the preparation, negotiation and execution of this Second Amendment and authorizes the Bank to deduct such expenses from its account at the Bank.

            Section 8. Notices. All Notices and other communications provided for hereunder shall be delivered in accordance with the terms of the Forbearance Agreement.

            Section 9. Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the Bank and the Borrowers, Prime or Guarantors and their respective successors and assigns, except that the Borrowers, Prime and Guarantors may not assign or transfer any of its rights under the Loan Documents, Forbearance Agreement, or this Second Amendment, without the prior written consent of the Bank.

                   (REMAINDER OF PAGE INTENTIONALY LEFT BLANK)

            Section 10. Miscellaneous. This Second Amendment (a) shall be binding upon and inure to the benefit of Borrower and the Bank and their respective successors, assigns, receivers and trustees (provided, however, that Borrower shall not assign its rights and obligations hereunder without the prior written consent of die Bank); (b) can be modified or amended only by a writing signed by each party; (c) shall be governed by and construed in accordance with the laws of the State of New York and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) together with the Forbearance Agreement, First Amendment and Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Second Amendment. Borrower, Prime and Guarantors hereby acknowledge and agree that the Bank has not made any representations to induce them to enter into this Second Amendment except as expressly set forth herein and even if any such representations other than those expressly set forth herein were made they were not relied on in entering into this Second Amendment

            IN WITNESS WHEREOF, the undersigned, if a corporation, has caused this Agreement to be executed by its respective officer thereunto duly authorized, as of the date first above written.

                                        Gilman + Ciocia, Inc., as Borrower


                                        By: /s/ Michael Ryan
                                            ------------------------------
                                            Michael Ryan
                                            President

                                        Wachovia Bank, National Association,
                                        f/k/a First Union National Bank, as Bank


                                        By
                                           -------------------------------
                                           Joseph P. Hanley
                                           Vice President

AGREED AND ACCEPTED:


/s/ Michael Ryan
------------------------------------------
Michael Ryan, Individual Guarantor


/s/ James Ciocia
------------------------------------------
James Ciocia, Individual Guarantor

Prime Capital Services, Inc.

By: /s/ Michael Ryan
    ----------------------------------
    Michael Ryan
    President


Prime Financial Services, Inc.

By: /s/ Michael Ryan
    ----------------------------------
    Michael Ryan
    President


Asset & Financial Planning, Ltd.

By: /s/ Michael Ryan
    ----------------------------------
    Michael Ryan
    President


e1040.com, Inc.

By: /s/ Michael Ryan
    ----------------------------------
    Michael Ryan
    President


G + C Schlager & Associates Inc.,

By: /s/ Michael Ryan
    ----------------------------------
    Michael Ryan
    President


G + C Mortgage Line Inc.

By: /s/ Michael Ryan
    ----------------------------------
    Michael Ryan
    President

            Section 10. Miscellaneous. This Second Amendment (a) shall be binding upon and inure to the benefit of Borrower and the Bank and their respective successors, assigns, receivers and trustees (provided, however, that Borrower shall not assign its rights and obligations hereunder without the prior written consent of the Bank); (b) can be modified or amended only by a writing signed by each party; (c) shall be governed by and construed in accordance with the laws of the State of New York and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) together with the Forbearance Agreement, First Amendment and Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Second Amendment. Borrower, Prime and Guarantors hereby acknowledge and agree that the Bank has not made any representations to induce them to enter into this Second Amendment except as expressly set forth herein and even if any such representations other than those expressly set forth herein were made they were not relied on in entering into this Second Amendment.

            IN WITNESS WHEREOF, the undersigned, if a corporation, has caused this Agreement to be executed by its respective officer thereunto duly authorized, as of the date first above written.


                                        Gilman + Ciocia, Inc., as Borrower

                                        By:
                                            ------------------------------
                                            Michael Ryan
                                            President


                                        Wachovia Bank, National Association,
                                        f/k/a First Union National Bank, as Bank

                                        By /s/ Joseph P. Hanley
                                           -------------------------------
                                           Joseph P. Hanley
                                           Vice President

AGREED AND ACCEPTED:


------------------------------------------
Michael Ryan, Individual Guarantor


------------------------------------------
James Ciocia, Individual Guarantor

COUNTY OF DUTCHESS,
STATE OF NEW YORK.

            On the 11th day of March in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Michael Ryan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in capacity and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                          /s/  Ted H. Finkelstein
                                    ------------------------------------
                                               Notary Public

COUNTY OF __________,
STATE OF NEW YORK.

            On the __ day of March in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared James Ciocia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                    ------------------------------------
                                               Notary Public

COUNTY OF HIILLSBOROUGH
STATE OF FLORIDA

On the 11th day of March in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared James Ciocia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                         /s/ Grace M. Niggebrugge
                                    ------------------------------------
                                               Notary Public

                                   Schedule 1
                Schedule Litigation (to be attached by Borrower)

[GILMAN+CIOCIA LOGO]
TAX & FINANCIAL PLANNING

Ted H. Finkelstein
Vice President & General Counsel
11 Raymond Avenue
Poughkeepsie, New York 12603
Phone:  (845) 485.5278  Fax: (845) 622.3638
E-Mail: ted.finkelstein@gilcio.com

                                   Memorandum

TO:   Joseph Hanley, Stephen Ellman, Esq. and James Zell, Esq.

FROM: Ted Finkelstein, Esq.

DATE: March 16, 2004

RE:   Pending Litigation

--------------------------------------------------------------------------------

      The following is a summary of litigation currently pending against Gilman + Ciocia, Inc. ("G+C") and Prime Capital Services, Inc. ("Prime") on March 16, 2004 and pending during the fiscal year commencing on July 1, 2003.


             CASES DISPOSED OF BY SETTLEMENT, DISMISSAL OR JUDGMENT

1.  Title of Claim:            Baughman v. Gilman + Ciocia, Inc.
    Date Claim Alleged:        February 6, 2002
    Claimant's Attorney:       Jackson, White
    G+C Attorney:              Coopersmith, Gordon
    Forum:                     Arizona State Court
    Case Number:               CV 2002-090298
    Alleged Damages:           $243,000.00
    Potential Exposure:        $243,000.00
    Anticipated Outcome:       Trial
    E&O Coverage:              None
    Actual Damages:            Not yet determined.
    Status/Comments:           Lawsuit for purportedly introducing plaintiffs to
                               an independent insurance representative not employed by G+C who allegedly defrauded the plaintiffs. The case was scheduled for trial on September 24, 2003. The case settled on 9/9/03 for $48,000 payable over 8 months.

                                                                   March 11,2004

2.  Title of Claim:            Richard Popkin v. Slavatore Liggieri, Mutual,
                               Inc., Mutual Financial, Inc., Prime Capital
                               Services, Inc., et. al.
    Date Claim Alleged:        August 24, 2001
    Claimant's Attorney:       Neil Fuhrer
    G+C Attorney:              Wilson, Elser
    Forum:                     NASD Arbitration
    Case Number:               01-03998
    Alleged Damages:           $499,000
    Anticipated Outcome:       Settlement covered by E&O in the range of $25,000
    E&O Coverage:              Yes
    Actual Damages:            $125,000
    Status/Comments:           Claimant filed a Statement of Claim with the NASD
                               commencing arbitration against Salvatore
                               Liggieri, Mutual, Inc., Mutual Financial, Inc.
                               and Prime Capital Services, Inc. The claim contains various sales practice violations. The case was heard by arbitrators at the NASD on 5/7/03. On 7/25/03, the arbitrators rendered a decision awarding claimant $77,000 in compensatory damages and $77,000 in punitive damages. E&O will cover the compensatory damages.
                               Prime is responsible for 20% ($15,400) of the punitive damages. Mutual, Inc. is responsible to pay the balance of the punitive damages.

3.  Title of Claim:            Mark Mischel v. Salvatore Liggieri, Mutual, Inc.,
                               Mutual Financial, Inc., Prime Capital Services,
                               Inc., et. al.
    Date Claim Alleged:        July 2, 2002
    Claimant's Attorney:       Greg Scott
    G+C Attorney:              Wilson, Elser
    Forum:                     NASD Arbitration
    Case Number:               02-03456
    Alleged Damages:           $1,000,000
    Anticipated Outcome:       Settlement which may be covered by E&O
    E&O Coverage:              Yes
    Actual Damages:            Not yet determined.
    Status/Comments:           Claimant filed a Statement of Claim with the NASD
                               commencing arbitration against v. Salvatore
                               Liggieri, Mutual, Inc., Mutual Financial, Inc.,
                               Prime Capital Services, Inc. The claim contains various sales practice violations. The case was settled in mediation on 7/23/03 for $175,000. E&O insurance will cover 2/3rds of the settlement.
                               Prime's share of the settlement not covered by E&O is 20% and Mutual, Inc. will pay the balance.

4.  Title of Claim:            Keith Mazanowski v. Joseph Temkim, Prime Capital
                               Services, Inc., et. al.
    Date Claim Alleged:        February 13, 2002
    Claimant's Attorney:       Eugene Kennedy
    G+C Attorney:              Wilson, Elser
    Forum:                     NASD Arbitration
    Case Number:               01-06941
    Alleged Damages:           $497,000
    Anticipated Outcome:       Settlement covered by E&O
    E&O Coverage:              Yes

                                                                  March 11, 2004

    Actual Damages:            Not yet determined.
    Status/Comments:           Claimant filed a Statement of Claim with the NASD
                               commencing an arbitration alleging breach of contract, fraud, negligence and violations of State and Federal Regulations. This matter was settled for $195,000 on 10/27/03. Prime's share of the settlement was $25,000.

5.  Title of Claim:            Lance M. Authelet v. Carl holly, Prime Capital
                               Services Inc., et. al.
    Date Claim Alleged:        January 22, 2002
    Claimant's Attorney:       Seth Eschen
    G+C Attorney:              Wilson, Elser
    Forum:                     NASD Arbitration
    Case Number:               01-06865
    Alleged Damages:           $115,000
    Anticipated Outcome:       Settlement covered by E&O
    E&O Coverage:              Yes
    Actual Damages:            Not yet determined.
    Status/Comments:           Claimant filed a Statement of Claim with the NASD
                               commencing an arbitration alleging unauthorized trading, suitability, excessive trading and failure to supervise. Parties agreed to mediation. Settled in mediation 10/7/03 for $35,000.

6.  Title of Claim:            Sheri Brown v. Gilman + Ciocia, Inc.
    Date Claim Alleged:        May, 2002
    Claimant's Attorney:       Joseph Fazio
    G+C Attorney:              Wilson, Elser
    Forum:                     Florida Supreme Court
    Case Number:
    Alleged Damages:           Unspecified
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            Nominal
    Status/Comments:           Ms. Brown filed a complaint with the EEOC
                               claiming racial discrimination. The EEOC dismissed the complaint finding no evidence of discrimination. The case settled on 9/8/03 with the Sherri Brown case for a total of $46,875 payable over 7 months.

7.  Title of Claim:            Toni Restrepo v. Gilman + Ciocia, Inc.
    Date Claim Alleged:        April 26, 2002
    Claimant's Attorney:       Joseph R. Fazio
    G+C Attorney:              Wilson, Elser
    Forum:                     Florida Supreme Court
    Case Number:               6:02-CV-501-ORL19506
    Alleged Damages:           Unspecified
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            None
    Status/Comments:           Ms. Restrepo filed a complaint with the EEOC
                               claiming racial discrimination. The EEOC dismissed the complaint finding no evidence of discrimination. The case settled on 9/8/03 with the Toni Restrepo case for a total of $140,625 payable over 7 months.

8.  Title of Claim:            Meiselman, Denlea, Packman & Eberz P.C. v. Gilman
                               + Ciocia, Inc.
    Date Claim Alleged:        November 4, 2002
    Claimant's Attorney:       Pro se

                                                                  March 11, 2004

    G+C Attorney:              Wilson, Elser
    Forum:                     Westchester Supreme Court
    Case Number:               02-19231
    Alleged Damages:           $204,853
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $204,853
    Status/Comments:           This matter was settled for $200,000 payable over
                               13 months commencing in November, 2003. The amount billed by Meiselman was approximately
                               $240,000. We tried to settle the matter in October, 2002 for $180,000 to $200,000 payable over 9 months. By litigating, we were able to delay making payments for over a year and extended the payout until 2005.


9.  Title of Claim:            Ove & Pauline Jensen ttee Jensen Family Trust v.
                               Jonathon Rogol and PCS.
    Date Claim Alleged:        October 11, 2002
    Claimant's Attorney:       Marc Wites
    G+C Attorney:              Wilson, Elser
    Forum:                     NASD Arbitration
    Case Number:               02-05495
    Alleged Damages:           $79,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              Prime and G+C believe that this matter is covered
                               by E&O. However, the carrier is denying coverage.
                               We may have to commence a lawsuit against the
                               carrier to force coverage.
    Actual Damages:            Being computed
    Status/Comments:           Discovery has been completed. Hearing dates have
                               been set for 11/4/03 -- 11/6/03. Settled in mediation on 10/30/03 for $22,000.

10. Title of Claim:            Pricewaterhouse v. Gilman + Ciocia, Inc.
    Date Claim Alleged:        May 13, 2003
    Claimant's Attorney:       Hughes, Hubbard
    G+C Attorney:              Ted H. Finkelstein
    Forum:                     New York County Supreme Court
    Case Number:               601 51103
    Alleged Damages:           $127,889
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $127,889
    Status/Comments:           Pricewaterhouse was hired by former management to
                               supervise the operations of Prime Capital
                               Services when Michael Ryan and Carole Enisman were terminated in the summer of 2002. Current management believes that Pricewaterhouse's work does not justify their fee. We settled the claim for $72,000 payable over 8 months commencing on September 15, 2003.

11. Title of Claim:            Bristol Investment Group, Inc. v. Gilman +
                               Ciocia, Inc.
    Date Claim Alleged:        April 24, 2003
    Claimant's Attorney:       Samuel Gilbert
    G+C Attorney:              Ted H. Finkelstein
    Forum:                     New York City Civil Court
    Case Number:               022085 CV2003

                                                                  March 11, 2004

    Alleged Damages:           $30,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $30,000
    Status/Comments:           This is a lawsuit by the company which did the
                               Fairness Opinion for Sterling Grace financing. We paid $60,000 of the $90,000 fee and are negotiating settlement of the $30,000 balance.
                               The plaintiff made a motion to transfer the case to N.Y.S. Supreme Court and for Summary Judgment.
                               We contested the motion but the Court granted
                               Summary Judgment to Bristol. We settled this case for $35,000 on December 22, 2003.

12. Title of Claim:            Arlene Rosenthal vs. Prime Capital Services,
                               Inc., Oldham Resources and John Golliozo
    Date Claim Alleged:        June 19 2003
    Claimant's Attorney:       Pro Se
    G+C Attorney:              Wilson Elser
    Forum:                     NASD
    Case Number:               03-03394
    Alleged Damages:           $6,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              Yes
    Actual Damages:            Being determined
    Status/Comments:           Simplified Arbitration Claim. Answer and
                               supporting documents filed. On November 3, 2003, the panel dismissed the claim in its entirety.

13. Title of Claim:            Davidson v. G+C
    Date Claim Alleged:        Originally brought in 1999, dismissed, and then
                               restored in September, 2002. We became aware of
                               the restoration and the true facts of the case at
                               the end of July, 2003.
    Claimant's Attorney:       Lynn Kramer, Esq.
    G+C Attorney:              Ted H. Finkelstein with New Jersey Counsel,
                               Volvano, Reed & Aibara
    Forum:                     New Jersey Workers Compensation Court
    Case Number:               99-026508
    Alleged Damages:           $500,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $500,000
    Status/Comments:           This case was settled after it was restored by
                               the Workers Compensation Court and the claim was researched. The case was settled on September
                               3, 2003 for $120,000 over 5 months.

14. Title of Claim:            Educational Credit Management Corp. v. Gilman +
                               Ciocia, Inc.
    Date Claim Alleged:        August 4, 2003
    Claimant's Attorney:       Adam Cohen, Esq.
    G+C Attorney:              Ted H. Finkelstein
    Forum:                     U.S. District Court, Southern District of New
                               York
    Case Number:               03 Civ. 6038 (WHP)
    Alleged Damages:           Not specified
    Anticipated Outcome:       Dismissal
    E&O Coverage:              None
    Actual Damages:            Unknown
    Status/Comments:           This lawsuit was commenced because of GC's
                               alleged failure to a garnishment from the wages of a former employee. The employee did

                                                                  March 11, 2004

                               not work for GC at the time GC received the garnishment notices. The plaintiff withdrew its claims against GC on November 4, 2003 and the matter was discontinued.

15. Title of Claim:            Citicorp Vendor Finance, Inc. v. Gilman + Ciocia,
                               Inc.
    Date Claim Alleged:        August 11, 2003
    Claimant's Attorney:       Peter B. Foster, Esq., Foster & Wolkind, P.C.
    G+C Attorney:              Ted H. Finkelstein
    Forum:                     Supreme Court, County of New York
    Case Number:               602535/03
    Alleged Damages:           Approx. $70,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            Approx. $70,000
    Status/Comments:           This is a lawsuit concerning Cannon photocopy
                               machines in the White Plains office purchased by Pinnacle. According to the equipment subleased with Pinnacle, GC was still liable on the lease for these machines. This lawsuit was settled on December 19, 2003 for $54,270.50 over time.

16. Title of Claim:            Parker Corporate Center, LLC v. Gilman + Ciocia,
                               Inc.
    Date Claim Alleged:        September 17, 2003
    Claimant's Attorney:       Richard C. Gorden, Esq.
    G+C Attorney:              Ted H. Finkelstein
    Forum:                     City Court of White Plains, County of Westchester
    Case Number:
    Alleged Damages:           $66,684.82
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $66,684.82
    Status/Comments:           This matter was settled for $66,684.82 on October
                               10, 2003. This eviction was for the White Plains office purchased by Pinnacle. Pinnacle is responsible for and will pay the settlement.

17. Title of Claim:            Zina Allen & Vera Capone Living Trust v. Prime
                               Capital Services, Inc., Gllman + Ciocia, Inc. and
                               Charles Wetzel
    Date Claim Alleged:        February 18, 2003
    Claimant's Attorney:       Joseph Matricciani
    G+C Attorney:              Wilson Elser
    Forum:                     NASD Mediation
    Case Number:               03-04073
    Alleged Damages:           Not specified
    Anticipated Outcome:       Settlement
    E&O Coverage:              Yes
    Actual Damages:            $2,200
    Status/Comments:           Case settled on November 3, 2003 for $2,200.

18. Title of Claim:            ADD Realty Corp. v. Gilman + Ciocia, Inc.
    Date Claim Alleged:        October 1, 2003
    Claimant's Attorney:       Robert Adams, Esq.
    G+C Attorney:              Iseman Cunningham Reister & Hyde, LLP
    Forum:                     Saratoga Springs City Court
    Case Number:
    Alleged Damages:           $10,644.53

                                                                  March 11, 2004

    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $10,644.53
    Status/Comments:           The $10,644.53 represented back rent owed by G+C.
                               The case was settled in November, 2003 for $10,644.53.

19. Title of Claim:            Linx Communications, Corp. v. Gilman + Ciocia,
                               Inc. and Linx Communications v. Prime Financial
                               Services, Inc.
    Date Claim Alleged:        March 29, 2003
    Claimant's Attorney:       Arnold Arpino
    G+C Attorney:              Wilson Elser
    Forum:                     Suffolk County District Court
    Case Number:               SMC -- 3991-03
    Alleged Damages:           $14,616 and $4,166.77
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $14,616
    Status/Comments:           These are two lawsuits by an advertising company
                               for service rendered to previous management. Both cases were settled for a total of $8,000 in January, 2004.

20. Title of Claim:            Lisa Ditko, Executor of the Estate of Michael
                               Ditko, deceased v. Gilman + Ciocia, Inc.
    Date Claim Alleged:        October 27, 2003
    Claimant's Attorney:       Robert Adams, Esq.
    G+C Attorney:              Wilson Elser
    Forum:                     Court of Common Pleas, Cuyahoga County, OH
    Case Number:               493030
    Alleged Damages:           $9,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $9,000
    Status/Comments:           Settled for $9,000 in January, 2004.

21. Title of Claim:            Anthony DePasquale vs Prime Capital Services,
                               Inc.
    Date Claim Alleged:        April 30, 2003
    Claimant's Attorney:       Pro Se
    G+C Attorney:              Wilson, Elser
    Forum:                     NASD
    Case Number:               03-00880
    Alleged Damages:           $40,408
    Anticipated Outcome:       Dismissal
    E&O Coverage:              Yes
    Actual Damages:            Being computed
    Status/Comments:           Answer has been filed. Hearing dates were
                               scheduled for 12/9 and 12/10 2003. The hearing was held on 2/2 and an award of $2,565.00 was given to the claimant after the hearing.

                                                                   March 11,2004


                                  PENDING CASES

1.  Title of Claim:            Lorraine Beye v. Jonathan Rogol, Prime Capital
                               Services, Inc., Inline Financial, Inc., et. al.
    Date Claim Alleged:        July 8, 2002
    Claimant's Attorney:       Pro Se
    G+C Attorney:              Wilson, Elser
    Forum:                     NASD Arbitration
    Case Number:               02-664
    Alleged Damages:           $41,912.88
    Anticipated Outcome:       Settlement covered by E&O
    E&O Coverage:              Yes
    Actual Damages:            Not yet determined.
    Status/Comments:           Claimant filed a Statement of Claim with the NASD
                               commencing an arbitration alleging miscellaneous sales practice violations. A mediation was held
                               5/13/03 but was unsuccessful. The NASD will soon set a hearing date. Client has obtained counsel and indicated will be filing an amended statement of claim. No amended statement of claim has been filed. Client is still pro se. The hearing officers granted claimant's request for a 3 month stay of the case for medical reasons. This case is still pending.


2.  Title of Claim:            Gastroenterology Medical Group v. Prime Capital
                               Services, Inc.
    Date Claim Alleged:        February 13, 2002
    Claimant's Attorney:       William Frumkin
    G+C Attorney:              Wilson, Elser
    Forum:                     NASD Mediation
    Case Number:               None
    Alleged Damages:           $90,000
    Anticipated Outcome:       Settlement covered by E&O
    E&O Coverage:              Yes
    Actual Damages:            To be determined.
    Status/Comments:           At the first mediation session, the demand was
                               $90,000 and Prime's offer was $15,000. After the mediation, the attorney for the claimant stated to our outside counsel that the claimant would settle in the range of $15,000. Our outside counsel is now negotiating a final settlement.

3.  Title of Claim:            Estate of Mindes v. Gilman + Ciocia, Inc.
    Date Claim Alleged:        _____________
    Claimant's Attorney:       Owen Wincig
    G+C Attorney:              Wilson, Elser
    Forum:                     Appellate Division
    Case Number:               _____________
    Alleged Damages:           $150,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $50,000
    Status/Comments:           Mindes was terminated for breach of his
                               employment agreement. G+C commenced an
                               arbitration to collect damages for his breach.
                               Mindes claimed wrongful termination. He died three months later. GC believes that the estate's damages are limited to three months of wages. The case was tried before the AAA in April, 2003 and a decision was rendered

                                                             March 11,2004

                               awarding the claimant $148,738 plus interest and legal fees to be deferred. GC is contesting the decision in NYS Supreme Court. The NYS Supreme Court upheld the $148,738 award. GC has filed an appeal with the Appelate Division and has filed a Surety Bond to stay the enforcement of the judgment.

4.  Title of Claim:            William Hellmers v. Gilman + Ciocia, Inc.
    Date Claim Alleged:        March 18, 2003
    Claimant's Attorney:       Goodman & Zuchlewski
    G+C Attorney:              Wilson, Elser
    Forum:                     New York County Supreme Court
    Case Number:               03-105-138
    Alleged Damages:           $100,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            None
    Status/Comments:           Bill Hellmers alleges that G+C owes him
                               unspecified damages for unpaid salary and bonus.
                               We believe that Mr. Hellmers is not due any amount and that we have a viable counterclaim against him for damages. The case is now in discovery.

5.  Title of Claim:            Jeffrey Lewis v. Gilinan + Ciocia, Inc.
    Date Claim Alleged:        January 23, 2003
    Claimant's Attorney:       Menon & Posner
    G+C Attorney:              Wilson, Elser
    Forum:                     New York County Supreme Court
    Case Number:               600-274-03
    Alleged Damages:           $1,000,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            None
    Status/Comments:           Jeffrey Lewis alleges that G+C owes him profits
                               and expenses from a joint office in Bronx, NY.
                               His complaint alleges the ludicrous amount of one million dollars in damages. We believe that we do not owe Mr. Lewis any damages and that the lawsuit was brought to harass G+C. The case is now in discovery.

6.  Title of Claim:            Nador Associates, Inc. v. Gilman + Ciocia, Inc.
    Date Claim Alleged:        February 5, 2003
    Claimant's Attorney:       Dorsey & Whitney
    G+C Attorney:              Ted H. Finkelstein
    Forum:                     Nassau County Supreme Court
    Case Number:               03-002215
    Alleged Damages:           $17,250
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $17,250
    Status/Comments:           This is a lawsuit by a landlord in Long Island
                               concerning G+C's office in Franklin Square. The complaint alleges damages of $17,520. I answered the complaint and denied liability. We expect this matter to be settled. The case is now in discovery.

7.  Title of Claim:            Kudlacik v. Gllman + Ciocia, Inc.
    Date Claim Alleged:        December 16, 2002

                                                                   March 11,2004

    Claimant's Attorney:       Newell & Toomey
    G+C Attorney:              Ted H. Finkelstein
    Forum:                     Saratoga Civil Court
    Case Number:               2002-121703-08
    Alleged Damages:           $9,750
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $9,750
    Status/Comments:           This is a lawsuit by a former G+C employee
                               claiming $9,750 owed as a bonus. I answered the complaint and denied liability. We expect this matter to be settled.

8.  Title of Claim:            FOA Tampa, LLC v. Oilman + Ciocia, Inc.
    Date Claim Alleged:        February 14, 2003
    Claimant's Attorney:       William Stein
    G+C Attorney:              Ted H. Finkelstein
    Forum:                     Supreme Court, Dutchess County
    Case Number:               2003-4526
    Alleged Damages:           $79,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $29,000
    Status/Comments:           This is a lawsuit by a landlord in Tampa, Florida
                               concerning a G+C office in St. Petersburg, Florida. We vacated this office and I am negotiating to pay the outstanding rent. We expect this matter to be settled.

9.  Title of Claim:            Concepcion Acevedo v. Chet Budhwa, PCS and New
                               Time Securities
    Date Claim Alleged:        November 18, 2002
    Claimant's Attorney:       Clyde Jay Eisman
    G+C Attorney:              Wilson, Elser
    Forum:                     NASD Arbitration
    Case Number:               02-05789
    Alleged Damages:           $82,828
    Anticipated Outcome:       Settlement
    E&O Coverage:              Yes
    Actual Damages:            Being computed
    Status/Comments:           This case is in the discovery phase. Hearing
                               dates scheduled 11/7/03. The panel granted claimant's request to postpone hearing. No new dates have been set. Anticpated for the spring of 2004. A nominal settlement is expected prior to heating.

10. Title of Claim:            Hanna Kadron v. PCS, Joseph Fleischman and Carl
                               Holly
    Date Claim Alleged:        February 6, 2003
    Claimant's Attorney:       Lisa Shrewsberry
    G+C Attorney:              Wilson, Elser
    Forum:                     NASD Arbitration
    Case Number:               03-00540
    Alleged Damages:           $584,200
    Anticipated Outcome:       Settlement
    E&O Coverage:              Yes
    Actual Damages:            Being computed
    Status/Comments:           Discovery has been completed. Hearing dates were
                               set for 11/7/03; 11/10/03; 11/14/03 and 11/17/03.
                               Panel granted request to postpone

                                                                  March 11, 2004

                               hearing due to claimant's failure to participate in discovery request. No new bearing dates have been set.

11. Title of Claim:            Levenherz v. Povinelli, Prime Capital Services,
                               Inc., Gilman + Ciocia, Inc.
    Date Claim Alleged:        March 3, 2003
    Claimant's Attorney:       Richard Sarajian
    G+C Attorney:              Wilson, Elser
    Forum:                     Westchester County Supreme Court
    Case Number:               3194-03
    Alleged Damages:           $6,000,000
    Anticipated Outcome:       Dismissal
    E&O Coverage:              Yes
    Actual Damages:            None
    Status/Comments:           This is a frivolous lawsuit. The NASD has
                               completely investigated the allegations of the Plaintiff and found them to be groundless.
                               Awaiting heating dates.

12. Title of Claim:            Cynthia Bania for the Estate of Romeo Montemayor
                               vs Prime Capital Services, Inc.
    Date Claim Alleged:        April 21, 2003
    Claimant's Attorney:       Jeffrey Coleman, Esq.
    G+C Attorney:              Paduano & Weintraub
    Forum:                     NASD
    Case Number:               03-01475
    Alleged Damages:           $562,681
    Anticipated Outcome:       Settlement
    E&O Coverage:              Yes
    Actual Damages:            Being computed
    Status/Comments:           Previous customer complaint. Mediation was
                               unsuccessful. Client filed for arbitration. An answer has been filed. We expect to resume settlement negotiations. Hearing dates have been scheduled 4/5 -- 4/8 2004.

13. Title of Claim:            Daniel & Janet Weinstein vs. Prime Capital
                               Services, Inc.
    Date Claim Alleged:        March 27, 2003
    Claimant's Attorney:       Adam H. Smith, Esq.
    G+C Attorney:              Wilson Elser
    Forum:                     NASD
    Case Number:               03-01645
    Alleged Damages:           $113,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              Yes
    Actual Damages:            Being computed
    Status/Comments:           The case is in discovery phase. Hearing dates
                               have been scheduled for 7/20 -- 7/22 2004.

14. Title of Claim:            Liya Levinskiy vs. Prime Capital Services, Inc,
                               Financial One
    Date Claim Alleged:        May 2, 2003
    Claimant's Attorney:       Spencer B. Robbins, Esq.
    Forum:                     NASD
    G+C Attorney:              Wilson Elser

                                                                  March 11. 2004

    Case Number:               02-04126
    Alleged Damages:           $500,000
    Anticipated Outcome:       Dismissal
    E&O Coverage:              Yes
    Actual Damages:            Being Computed
    Status/Comments:           Motion to dismiss has been filed. Awaiting panel
                               decision.

15. Title of Claim:            Charles Emery vs. Prime Capital Services, Inc.
                               Gilman + Ciocia, and Sylvia Castilo
    Date Claim Alleged:        June 17, 2003
    Claimant's Attorney:       Robert K. Savage, Esq.
    G+C Attorney:              Wilson Elser
    Forum:                     NASD
    Case Number:               03-04081
    Alleged Damages:           $100,000
    Anticipated Outcome:       Pending
    E&O Coverage:              Yes
    Actual Damages:            Being determined
    Status/Comments:           Answer has been filed. Discovery phase in
                               progress. No hearing dates have been set.

16. Title of Claim:            Richard Block, individually and on behalf of
                               Edgewood Industries, Inc., and the Carol Block
                               Irrevocable Trust and as the trustee of the Carol
                               Block Decedent's Trust vs Prime Capital Services,
                               Inc.
    Date Claim Alleged:        June 30, 2003
    Claimant's Attorney:       Scott J. Link, Esq.
    G+C Attorney:              Wilson Elser
    Forum:                     NASD
    Case Number:               03-04990
    Alleged Damages:           $600,000
    Anticipated Outcome:       Pending
    E&O Coverage:              Yes
    Actual Damages:            Being determined
    Status/Comments:           Answer filed. Discovery phase in progress. No
                               hearing dates have been set.

17. Title of Claim:            Wetherald v. G+C
    Date Claim Alleged:        August 3,2003
    Claimant's Attorney:       Janet Carney, Esq.
    G+C Attorney:              Wilson Elser
    Forum:                     Florida Supreme Court
    Case Number:               200 30466
    Alleged Damages:           Not yet determined
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            Not yet determined
    Status/Comments:           This is a lawsuit by a former G+C employee. G+C
                               purchased the plaintiff's business in February, 2001. The purchase price was $125,000 of which $62,500 was paid at the closing. The $62,500 was payable in 5 annual installments subject to an annual profit contingency. G+C believes that the plaintiff did not meet the contingency and refused to pay the balance. We have made a motion to dismiss the lawsuit on the ground that the dispute should be in arbitration. We expect to settle the claim after discovery.

                                                                  March 11, 2004

18. Title of Claim:            Kosseff v. G+C and its Board of Directors
    Date Claim Alleged:        February 6, 2004
    Claimant's Attorney:       Robert Kriner, Esq.
    G+C Attorney:              David Jenkins, Esq.Smith Katzenstein, Furlow, LLP
    Forum:                     Delaware Chancery Court
    Case Number:               188-N
    Alleged Damages:           None Specified
    Anticipated Outcome:       Dismissal or settlement
    E&O Coverage:              Yes; $500,000 deductible
    Actual Damages:            Not yet determined
    Status/Comments:           This is a lawsuit seeking damages from the
                               Pinnacle sale by a small G+C shareholder. We anticipate that the lawsuit will be dismissed or settled. We are obtaining an estimate from Delaware counsel as to our litigation and settlement cost exposure.

19. Title of Claim:            USI Insurance Services of Florida, Inc. et al.
                               vs. Martin/Stein Investments, Inc. et al.
                               including Gilman + Ciocia, Inc.
    Date Claim Alleged:        September 17, 2003
    Claimant's Attorney:       Edmund O. Loos III, Esq.,
    G+C Attorney:              Wilson Elser
    Forum:                     Circuit Court of the 15th Judicial Circuit in and
                               for Palm Beach County, State of Florida
    Case Number:               2003CA010125XXCDAE
    Alleged Damages:           Not specified
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            Being Determined
    Status/Comments:           This lawsuit concerns damages alleged as a result
                               of the Inline Purchase. GC did not assume liability of Inline's contract with USI. We are in the process of answering the complaint and conducting settlement negotiations.

20. Title of Claim:            Estate of Joanne Mindes v. Gilman + Ciocia, Inc.
    Date Claim Alleged:        October 14, 2003
    Claimant's Attorney:       Owen Wincig, Esq.
    G+C Attorney:              Wilson Elser
    Forum:                     New York State Supreme Court, New York County
    Case Number:               603617/03
    Alleged Damages:           $150,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            Being Determined
    Status/Comments:           This action was just commenced and is related to
                               the Mindes Arbitration delineated in Number 25.
                               They claim damages because they could not sell the GC stock it owned pending removal of Rule 144 restrictions. We anticipate that this matter will be settled.

21. Title of Claim:            Josephine Call vs. John Coscia, Dieter Huber,
                               Royal Alliance, Prime Capital Services, Inc.,
                               Coleman & Co., RD White and Company and First
                               Montauk Securities Corp.

                                                                   March 11,2004

    Date Claim Alleged:        September 23, 2003
    Claimant's Attorney:       Esther S. Tak
    G+C Attorney:              Wilson Elser
    Forum:                     NASD
    Case Number:               03-03221
    Alleged Damages:           $450,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              Yes. In addition, we have an indemnification by
                               Pinnacle for this claim.
    Actual Damages:            Being Determined
    Status/Comments:           This case is in discovery.

22. Title of Claim:            Bin-Lin Associates Ltd Pension Plan vs Prime
                               Capital, Michael P. Ryan, Thomas Connors, Estate
                               of Richard Felcetto and Angelo Purcigliotti.
    Date Claim Alleged:        October 6, 2003
    Claimant's Attorney:       Peter Herman, Esq.
    G+C Attorney:              Wilson Elser
    Forum:                     NASD
    Case Number:               03-05810
    Alleged Damages:           $333,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              Yes
    Actual Damages:            Being Determined
    Status/Comments:           This case is in discovery.


23. Title of Claim:            Gelman Pension Consulting v. Gilman + Ciocia,
                               Inc.
    Date Claim Alleged:        September 25, 2003
    Claimant's Attorney:       Paul Goldstein, Esq. -- Relin, Goldstein & Crane
                               LLP
    G+C Attorney:              Ted H. Finkelstein, Esq.
    Forum:                     Supreme Court of Dutchess County
    Case Number:               11220/03
    Alleged Damages:           $18,370
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            Being Determined
    Status/Comments:           We are negotiating a settlement of this matter
                               prior to answering the Complaint.

24. Title of Claim:            ADD Realty Corp. v. Gilman + Ciocia, Inc.
    Date Claim Alleged:        January 22, 2004
    Claimant's Attorney:       Robert Adams, Esq.
    G+C Attorney:              Ted Finkelstein, Esq.
    Forum:                     NYS Supreme Court, Albany County
    Case Number:               291-04
    Alleged Damages:           $21,226
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $21,226
    Status/Comments:           Answer being prepared and filed.


25. Title of Claim:            Tom & Mildred Kimbiz vs. PCS, Clifford Miller,
                               G&C, Royal Alliance, et al.

                                                                   March 11,2004

    Date Claim Alleged:        November 7, 2003
    Claimant's Attorney:       Richard A. Lewins & Tracy Pride Stoneman
    G+C Attorney:              Wilson Elser
    Forum:                     NASD
    Case Number:               03-07890
    Alleged Damages:           $150,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              Yes
    Actual Damages:            Being Determined
    Status/Comments:           This case is in discovery.

26. Title of Claim:            Joan Van Name v. Gilman + Ciocia, Inc.
    Date Claim Alleged:        August 15, 2003
    Claimant's Attorney:       Nonr
    G+C Attorney:              Ted H. Finkelstein
    Forum:                     U.S. Equal Employment Opportunity Commission,
                               Miami District
    Case Number:               15M-A4-00081/ FEPA Case No. 400170
    Alleged Damages:           None
    Anticipated Outcome:       Dismissal
    E&O Coverage:              Being investigated
    Actual Damages:            None
    Status/Comments:           This is an age discrimination EEOC complaint
                               brought against GC by a former employee who was terminated from our Boynton Beach office on 8/15/03. We believe that the matter is frivolous and that the EEOC will dismiss the complaint.

27. Title of Claim:            Irving and Yvonne Smith v. Oldham Resource Group,
                               David Oldham, Mutual Inc., Prime Capital
                               Services, Inc., John F. Davenport and Security
                               Mutual Life Insurance Company of New York.
    Date Claim Alleged:        December 8, 2003
    Claimant's Attorney:       Kenneth Sosnoski, Jr., Esq.
    G+C Attorney:              Wilson Elser
    Forum:                     State of Connecticut Superior Court
    Case Number:
    Alleged Damages:           Not specified
    Anticipated Outcome:       Settlement
    E&O Coverage:              Yes
    Actual Damages:            Not yet determined
    Status/Comments:           Our attorneys are determining whether to answer
                               the complaint or make a motion to dismiss and compel arbitration.

28. Title of Claim:            Mary Ann Sauer v. Prime Capital Services, Inc.
                               and David Frederick
    Date Claim Alleged:        March 27, 2003
    Claimant's Attorney:       None
    G+C Attorney:              Wilson Elser
    Forum:                     NASD Mediation
    Case Number:               03-02310
    Alleged Damages:           Not specified
    Anticipated Outcome:       Settlement
    E&O Coverage:              Yes

                                                                  March 11, 2004

    Actual Damages:            Not determined
    Status/Comments:           A mediation was held on July 22, 2003 by
                               teleconference. The parties were not able to settle the matter at the mediation. We have not received a statement of claim from the claimant which would commence a formal NASD arbitration.
                               However, the statue of limitations has several years to run on this matter.

29. Title of Claim:            American Business & Professional Program, Inc.,
                               Alan Grad and Joel Katz v. William Devine and
                               James O'Rourke, Mutual Financial Services and
                               Prime Financial Services, Inc.
    Date Claim Alleged:        January 14, 2004
    Claimant's Attorney:       Freidman, Harfenist, Langer & Kraut
    G+C Attorney:              Ted Finkelstein, Esq.
    Forum:                     Supreme Court, Nassau County
    Case Number:
    Alleged Damages:           Declaratory judgment against Prime Financial
                               Services, Inc. concerning the settlement of NASD
                               arbitrations against Mutual, Inc. and Prime
                               Capital Services, Inc.
    Anticipated Outcome:       Settlement
    E&O Coverage:              None required; no monetary damages sought against
                               Prime Financial Services, Inc.
    Actual Damages:            None
    Status/Comments:           We answered the complaint and the case is now in
                               discovery.


30. Title of Claim:            Akabas & Cohen v. Gilman + Ciocia
    Date Claim Alleged:        January 12, 2004
    Claimant's Attorney:       Pro Se
    G+C Attorney:              Ted H. Finkelstein
    Forum:                     Supreme Court, County of New York
    Case Number:               03/113294
    Alleged Damages:           $18,394.71
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $18,394.71
    Status/Comments:           GC will either answer the complaint or reach a
                               settlement with the Plaintiff

31. Title of Claim:            Louis J. Lamatina, Esq. v. Gilman + Ciocia
    Date Claim Alleged:        January 12, 2004
    Claimant's Attorney:       Pro Se
    G+C Attorney:              Ted H. Finkelstein
    Forum:                     Superior Court of New Jersey
    Case Number:               DL 428-04
    Alleged Damages:           $13,612.50
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $13,612.50
    Status/Comments:           GC will settle this matter and not hire a New
                               Jersey attorney to answer the complaint.

32. Title of Claim:            Barbara Mendelsohn Owens v. Prime Capital
                               Services and Charles Ras
    Date Claim Alleged:        February 9, 2004

                                                                  March 11, 2004

    Claimant's Attorney:       Mark Weber, Esq.
    G+C Attorney:              Wilson, Elser
    Forum:                     NJ Superior Court
    Case Number:               DC-2605-04
    Alleged Damages:           $11,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              Yes
    Actual Damages:            $6,000
    Status/Comments:           Complaint being answered

33. Title of Claim:            Devendra Raythatha v. David Walsh and Prime
                               Capital Services, Inc.
    Date Claim Alleged:        February 12, 2004
    Claimant's Attorney:       None
    G+C Attorney:              Wilson Elser
    Forum:                     NASD Arbitration
    Case Number:               04-00695
    Alleged Damages:           $32,000.00
    Anticipated Outcome:       Settlement
    E&O Coverage:              Yes; $50,000 deductible
    Actual Damages:            Being determined
    Status/Comments:           Our attorneys are preparing an answer to the
                               statement of claim.

34. Title of Claim:            Cohen Tauber Spievack & Wagner, LLP v. Gilman &
                               Ciocia, Inc.
    Date Claim Alleged:        March 1, 2004
    Claimant's Attorney:       Yitzchak B. Cohen, Esq.
    G+C Attorney:              Ted H. Finkelstein
    Forum:                     Civil Court of the City of New York
    Case Number:
    Alleged Damages:           $3,990.00
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $3,990.00
    Status/Comments:           We will either answer the complaint or settle the
                               case.

35. Title of Claim:            Cypress Trust Company, Trustee of the Regine Wahl
                               Krieger Trust v. Suntrust Bank, Inline Financial
                               Group, Inc., Gilman + Ciocia, Inc., Jonathan
                               Rogol, Richard Vogel
    Date Claim Alleged:        February 17, 2004
    Claimant's Attorney:       Myles Malman, Esq.
    G+C Attorney:              Wilson Elser
    Forum:                     Broward County Florida Circuit Court
    Case Number:               0402751
    Alleged Damages:           Excess of $15,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              Yes
    Actual Damages:            Being determined
    Status/Comments:           Our attorneys are in the process of answering the
                               complaint.


                                  Dormant Cases

36. Title of Claim:            Jerry Angel v. Gilman + Ciocia, Inc.
    Date Claim Alleged:        July, 1995
    Claimant's Attorney:

                                                                  March 11, 2004

    G+C Attorney:              Akabas & Cohen
    Forum:                     Florida Federal Court
    Case Number:
    Alleged Damages:
    Anticipated Outcome:       Dismissal of claim.
    E&O Coverage:              None.
    Actual Damages:            None.
    Status/Comments:           The plaintiff commenced an action for the
                               unauthorized use of his name or likeness. The case has been dormant for several years and should be dismissed at some time in the future.

37. Title of Claim:            Williford v. Mutual, Inc. and Prime Capital
                               Services, Inc.
    Date Claim Alleged:        _____________
    Claimant's Attorney:       Don Wuilford
    G+C Attorney:              Wilson, Elser
    Forum:                     Court of Common Pleas of Philadelphia County
    Case Number:               _____________
    Alleged Damages:           $50,000
    Anticipated Outcome:       Indemnity by co-defendant
    E&O Coverage:              No
    Actual Damages:            None
    Status/Comments:           Mr. Williford is seeking commissions that are
                               allegedly owed to him under the guise of unpaid wages. Case is presently in the early stages of discovery. Prime has an indemnity agreement with the co-defendant in this matter and, accordingly, Prime's liability should be nominal.

38. Title of Claim:            Yale Daily News Publishing v. Gilman + Ciocia,
                               Inc.
    Date Claim Alleged:        December 11, 2002
    Claimant's Attorney:       Brenner, Saltzman
    G+C Attorney:              Ted H. Finkelstein
    Forum:                     Connecticut Superior Court
    Case Number:               01-0451859-S
    Alleged Damages:           $100,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              None
    Actual Damages:            $100,000
    Status/Comments:           This is a lawsuit against Steven Grove for breach
                               of contract for services rendered prior to the acquisition of Grove's business by G+C. The total damages are not specified. Since the allegations predate the acquisition of Grove's assets, G+C is not liable for the damages. G+C is pursuing
                               Steven Grove on the indemnification provision in the Asset Purchase Agreement. The Plaintiff has suspended GC's answering time pending a settlement.


39. Title of Claim:            Unicolor CGI v. Gilman + Ciocia, Inc.
    Date Claim Alleged:        January 27, 2003
    Claimant's Attorney:       McCarthy, Safrath
    G+C Attorney:              Ted H. Finkelstein
    Forum:                     Nassau County Supreme Court
    Case Number:               02-193-74
    Alleged Damages:           $128,000
    Anticipated Outcome:       Settlement
    E&O Coverage:              None

                                   Schedule 2

                                  UCC Schedule

UCC Lien annexed

UCC FINANCING STATEMENT                                                       DELAWARE DEPARTMENT OF STATE
FOLLOW INSTRUCTIONS (front and back) CAREFULLY                                   U.C.C. FILING SECTION
---------------------------------------------------                            FILED 11:00 AM 11/10/2003
A. NAME & PHONE OR CONTACT AT FILER(optional)                                INITIAL FILING NUM: 3301589 1
IRA M. Starr (973) 403-9200                                                     AMENDMENT NUMBER: 0000000
---------------------------------------------------                                  SRV: 030721850
B. SEND ACKNOWLEDGEMENT TO: (Name and Address)
Starr, Gern, Davison & Rubin, P.C.
103 Eisenhower Parkway
Roseland, NJ 07068
                                                                       THIS ABOVE SPACE IS FOR FILING OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b) - do not abbreviate or combine names
------------------------------------------------------------------------------------------------------------------------------------
   1a ORGANIZATION'S NAME
         Gilman & Ciocia, Inc.
OR ---------------------------------------------------------------------------------------------------------------------------------
   1b INDIVIDUAL'S LAST NAME                     FIRST NAME                MIDDLE NAME                              SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c MAILING ADDRESS                               CITY                      STATE         POSTAL CODE                COUNTRY
         11 Raymond Avenue                           Poughkeepsie            NY             12603                     USA
------------------------------------------------------------------------------------------------------------------------------------
1d TAX ID # SSN OR [ILLEGIBLE] ADD'L INFO RE  1e TYPE OF ORGANIZATION  1f JURISDICTION OF ORGANIZATION  1g ORGANIZATION ID #, if any
11-2587324                     ORGANIZATION      Corporation              Delaware                         Delaware ID # 2349911
                               DEBTOR                                                                                       |_| NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME Insert only one debtor name (2a or 2b) - do not abbreviate or combine names
   2a ORGANIZATION'S NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b INDIVIDUAL'S LAST NAME                     FIRST NAME                MIDDLE NAME                              SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c MAILING ADDRESS                               CITY                      STATE         POSTAL CODE                COUNTRY

------------------------------------------------------------------------------------------------------------------------------------
2d TAX ID # SSN OR [ILLEGIBLE] ADD'L INFO RE  2e TYPE OF ORGANIZATION  2f JURISDICTION OF ORGANIZATION  2g ORGANIZATION ID #, if any
                               ORGANIZATION
                               DEBTOR                                                                                       |_| NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE or ASSIGNOR S/P)-insert only one secured party name(3a or 3b)
   3a ORGANIZATION'S NAME
         393 Jericho Turnpike Associates, LLC
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b INDIVIDUAL'S LAST NAME                     FIRST NAME                MIDDLE NAME                              SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c MAILING ADDRESS                               CITY                      STATE         POSTAL CODE                COUNTRY
         125 Long Avenue                             Hillside                NJ             07205                     USA
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers this following collateral:

                         All bank accounts and other accounts for case equivalence and all contract rights.
                         Please refer to Schedule A attached hereto for additional collateral description.


------------------------------------------------------------------------------------------------------------------------------------
5. ALTERNATIVE DESIGNATION (if applicable)|_| LESSEE/LESSOR|_|CONSIGNEE/CONSIGNOR|_|BAILEE/BAILOR|_|SELLER/BUYER|_|AG.LIEN
   |_|NON-UCCFILING
------------------------------------------------------------------------------------------------------------------------------------
6. |_| This FINANCING STATEMENT Is be filed (for recorded)(or record) in the [ILLEGIBLE]
      ESTATE RECORDS. Attach Addendum                                       [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
   (ADDITIONAL FEE)        (optional)     |_| all Debtors |_| Debtor 1 |_| Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
8. OPTIONAL FILER REFERENCE DATA
              Delaware State
------------------------------------------------------------------------------------------------------------------------------------

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV 07/29/98)           [LOGO] [ILLEGIBLE]

                                   SCHEDULE A
                                       TO
                            UCC-1 FINANCING STATEMENT

                          DEBTOR: GILMAN & CIOCIA, INC.

               SECURED PARTY: 393 JERICHO TURNPIKE ASSOCIATES, LLC.

            The Debtor has granted the Secured Party a security interest in the following described property (collectively the "Collateral"):

            1.1 Accounts Receivable and Other Intangibles. All of the Debtor's accounts, contract rights, instruments, documents, chattel paper, general intangibles (including, but not limited to, choses in action, tax refunds, and insurance proceeds); any other obligations or indebtedness owed to the Debtor from whatever source arising; all rights of the Debtor to receive any payments in money or in kind; all guaranties of the foregoing and security therefor; all the right, title, and interest of the Debtor in and with respect to the goods, services, or other property that gave rise to or that secure any of the foregoing and insurance policies and proceeds relating thereto; all rights of the Debtor as an unpaid seller of goods and services, including, but not limited to, the rights of stoppage in transit, replevin, reclamation, and resale; and all of the foregoing, whether or not now owned or hereafter created or acquired.

            1.2 Inventory. All goods, merchandise, and other personal property now owned or hereafter acquired by the Debtor that are held for sale or lease, or are furnished or to be furnished under any contract of services or are raw materials, work-in-process, supplies, or materials used or consumed in the Debtor's business, and all products thereof, and all substitutions, replacements, additions, or accessions therefor or thereto.

            1.3 Machinery, Equipment, Furniture, and Fixtures. All machinery, equipment, furniture and fixtures now owned or hereafter acquired by the Debtor, and used or acquired for use in the business of the Debtor, together with all accessions thereto and all substitutions and replacements thereof and parts therefor, including, but not limited to, all items listed in the attached Exhibit A.

            1.4 Proceeds. All cash and noncash proceeds of the foregoing, including, but not limited to, insurance proceeds, cash, checks, monies on deposit in any bank or banks, and accounts receivable; provided that this provision shall not be construed as a waiver of any restriction contained in this Security Agreement against alienating or encumbering the Collateral.

            1.5 Documents and Similar Items. All ledger sheets, files, records, documents, and instruments (including, but not limited to, computer programs, tapes, disks, diskettes, and related electronic processing software) evidencing an interest in or relating to the above.

            1.6 Bank Accounts. All cash deposited in all bank accounts of the Debtor.

                                   Schedule 3

                                Judgment Schedule

Judgment annexed

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF DUTCHESS

---------------------------------------

DENIS L. MEIERS,
                     Plaintiff,
                                                  Index No.
                                                                DEFAULT JUDGMENT
            -against-                                                 File No.
                                                                2003   37117
GILMAN + CIOCIA, INC.,                            JUDGMENT            Indexed by

                     Defendant.

---------------------------------------

      The Plaintiff, DENIS L. MEIERS ("MEIERS") and Defendant, GILMAN + CIOCIA, INC. ("G+C") having duly consented to a Judgment in MEIRS favor and against G+C in the amount of $60,000.00, less any amounts paid hereafter.

      IT IS ADJUDGED that the Plaintiff DENNIS L. MEIERS does recover from Defendant Gilman + Ciocia, Inc. the sum of $60,000.00.

      Judgment signed this 15th day of Dec., 2003.


                                                          [ILLEGIBLE]
                                                          ----------------------
                                                          CLERK

TO: Sparks Willson Borges Brandt & Johnson, P.C.
    P.O. Box 1678
    Colorado Springs, CO 80901-1678
    Attorneys for Plaintiff

    Ted H. Finkelstein, Esq.
    11 Raymond Avenue
    Poughkeepsie, New York 12603
    (845) 485-5278
    Attorney for GILMAN + CIOCIA, INC.